UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EOG Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 27, 2017.

EOG RESOURCES, INC.

EOG RESOURCES, INC.

1111 BAGBY

SKY LOBBY 2

HOUSTON, TX 77002

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 27, 2017
Date: April 27, 2017 Time: 2:00 p.m., CDT
Location: 5509 Champions Dr.
Midland, Texas 79706

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF 2017 ANNUAL MEETING AND PROXY STATEMENT 2016 ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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— How To Vote —

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Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the presentation of picture identification. Please check the proxy materials for information on how to obtain directions to be able to attend the meeting and vote in person. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES:

1.	To elect seven directors of the Company to hold office until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominees:

1a.	Janet F. Clark

1b.	Charles R. Crisp

1c.	Robert P. Daniels

1d.	James C. Day

1e.	Donald F. Textor

1f.	William R. Thomas

1g.	Frank G. Wisner

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

2.

To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2017.

3.	To approve an amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 640 million to 1.28 billion.

4.	To approve, by non-binding vote, the compensation of the Company’s named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A ONE-YEAR FREQUENCY:

5.	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers.